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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Registration Statement of Reliant Energy, Incorporated ("Reliant Energy") on Form S-3 of our report dated February 25, 1999 appearing in the Annual Report on Form 10-K of Reliant Energy for the year ended December 31, 1998 and to the reference to us under the heading "Experts" in the Prospectus, which is a part of this Registration Statement.



DELOITTE & TOUCHE LLP
Houston, Texas
September 2, 1999